FORM 8-K


                       Securities and Exchange Commission

                             Washington, D.C. 20549


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 24, 2002

                         PRINCETON AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)

     Nevada                     0-5141                         22-1848644
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(State or other             (Commission File                 (IRS Employer
 Jurisdiction of                  Number)                   Identification
  Incorporation)                                                  Number)


       2222 E. Camelback Road, Suite 105, Phoenix, Arizona      85016
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            (Address of Principal Executive Offices)          (Zip Code)

       Registrant's Telephone Number, including area code: (602) 522-2444


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Item 5.  Other

         On October 17, 2002, Princeton American Corporation was notified by its sponsoring broker, Peacock, Hislop, Staley and Given, Inc. that the NASD has determined that the Company is now eligible for trading on the OTC Bulletin Board. The Company has been assigned the trading symbol "PAMC".





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 24, 2002
                              Princeton American Corporation

                              By:    /s/  William C. Taylor
                                 ------------------------------------
                                     William C. Taylor, Chief Executive Officer